                                                                     Exhibit 24
                                                                     BA - PA 10K
                                                                     -----------


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1994.

                                        \s\ Peter A. Benoliel
                                        ---------------------
                                        Peter A. Benoliel
                                        Director

COMMONWEALTH OF PENNSYLVANIA   )
                               )  SS:
COUNTY OF MONTGOMERY           )



     On this 15th day of March, 1994, before me, the undersigned officer, personally appeared Peter A. Benoliel, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                            \s\ Notary Public
                                            -----------------
                                            Notary Public

                                            My commission expires:
                                            May 27, 1996

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 1994.


                                            \s\ Ronald R. Davenport
                                            -----------------------
                                            Ronald R. Davenport
                                            Director

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS:
COUNTY OF ALLEGHENY           )



     On this 17th day of March, 1994, before me, the undersigned officer, personally appeared Ronald R. Davenport, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                           \s\ Notary Public
                                           -----------------
                                           Notary Public

                                           My commission expires:
                                           November 17, 1994

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer and a director of the Company, as indicated below his name;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROBERT J. MC GONAGLE as attorney for him and in his name, place and stead, and in each of his offices and capacities as an officer and a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 1994.



                                            \s\ William Harral
                                            ------------------
                                            William Harral
                                            Vice President - External
                                              Affairs and Chief Financial
                                              Officer; Director

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS:
COUNTY OF PHILADELPHIA        )



     On this 17th day of March, 1994, before me, the undersigned officer, personally appeared William Harral, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                            \s\ Notary Public
                                            -----------------
                                            Notary Public

                                            My commission expires:
                                            April 9, 1994

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 1994.



                                            \s\ Mark J. Mathis
                                            ------------------
                                            Mark J. Mathis
                                            Director

STATE OF VIRGINIA    )
                     )  SS:
COUNTY OF ARLINGTON  )



     On this 21st day of March, 1994, before me, the undersigned officer, personally appeared Mark J. Mathis, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                            \s\ Notary Public
                                            -----------------
                                            Notary Public

                             My commission expires:
                             November 30, 1994

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC. , a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL as attorney for him and in his name, place and stead as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of March, 1994.



                                            \s\ Robert J. McGonagle
                                            -----------------------
                                            Robert J. McGonagle
                                            Controller and Treasurer

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS:
COUNTY OF PHILADELPHIA        )



     On this 18th day of March, 1994, before me, the undersigned officer, personally appeared Robert J. McGonagle, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                            \s\ Notary Public
                                            -----------------
                                            Notary Public

                             My commission expires:
                             April 9, 1994

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE, and each of them, as attorneys for her and in her name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of March, 1994.



                                            \s\ Mary Patterson McPherson
                                            ----------------------------
                                            Mary Patterson McPherson
                                            Director

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS:
COUNTY OF MONTGOMERY          )



     On this 16th day of March, 1994, before me, the undersigned officer, personally appeared Mary Patterson McPherson, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                            \s\ Notary Public
                                            -----------------
                                            Notary Public

                                            My commission expires:
                                            September 2, 1996

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1994.


                                            \s\ Joseph Neubauer
                                            -------------------
                                            Joseph Neubauer
                                            Director

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS:
COUNTY OF PHILADELPHIA        )



     On this 15th day of March, 1994, before me, the undersigned officer, personally appeared Joseph Neubauer, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            \s\ Notary Public
                                            -----------------
                                            Notary Public

                                            My commission expires:
                                            February 24, 1997

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1994.


                                            \s\ David S. Shapira
                                            --------------------
                                            David S. Shapira
                                            Director

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS:
COUNTY OF ALLEGHENY           )



     On this 15th day of March, 1994, before me, the undersigned officer, personally appeared David S. Shapira, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            \s\ Notary Public
                                            -----------------
                                            Notary Public

                                            My commission expires:
                                            April 17, 1997

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, each of the undersigned is an officer, a director, or both an officer and director, of the Company, as indicated below his name;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as an officer, a director, or both an officer and director, of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of March, 1994.


                                            \s\ Robert M. Valentini
                                            -----------------------
                                            Robert M. Valentini
                                            President and Chief Executive
                                              Officer; Director


                                            \s\ D. Michael Stroud
                                            ---------------------
                                            D. Michael Stroud
                                            Vice President and General
                                              Counsel; Secretary; Director

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS:
COUNTY OF PHILADELPHIA        )



     On this 23rd day of March, 1994, before me, the undersigned officer, personally appeared Robert M. Valentini and D. Michael Stroud, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged that they and each of them executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                            \s\ Notary Public
                                            -----------------
                                            Notary Public

                                            My commission expires:
                                            April 9, 1994